UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	February 22, 2005

Brown-Forman Corporation

(Exact name of registrant as specified in its charter)

Delaware	002-26821	61-0143150

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

850 Dixie Highway, Louisville, Kentucky	40210

Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(502) 585-1100

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.       Results of Operations and Financial Condition

Brown-Forman Corporation issued a press release today, February 22, 2005 reporting results of its operations for the fiscal quarter ended January 31, 2005. A copy of this Brown-Forman Corporation press release is attached hereto as Exhibit 99.1.

Item 2.06       Material Impairments

On February 21, 2005, management determined that Brown-Forman Corporation’s consolidated financial statements for the quarter ended January 31, 2005 should reflect a charge of $37 million for impairment of goodwill associated with the Company’s Lenox, Incorporated retail business. This is a non-cash impairment charge that will not result in any future cash expenditures.

The impairment charge reflects lowered expectations for the future prospects of the company-owned Lenox retail outlet business in light of changing consumer buying patterns and a related shift in business strategy by the Lenox management. The $37 million represents the excess of the book value of the goodwill over the fair value, as estimated using discounted projected future cash flows based on the revised long-term outlook for the business.

Item 7.01       Other Events

On February 22, 2005, Brown-Forman Corporation issued a press release announcing the decision of its Board of Directors to explore strategic alternatives with respect to the Company’s wholly-owned subsidiary Lenox, Incorporated, including a possible sale of Lenox, Incorporated. A copy of this Brown-Forman Corporation press release is attached hereto as Exhibit 99.2.

To assist in the continuity of management during this process, the Company has entered into bonus arrangements with key executives of Lenox, Incorporated, contingent upon their remaining with the Company through the closing of a sale. In addition, Lenox, Incorporated is entering into retention agreements with certain of its management employees with respect to their continued employment after a closing.

Item 9.01.       Financial Statements and Exhibits

(a)       Not applicable.
(b)       Not applicable.
(c)       Exhibits

99.1       Press Release, dated February 22, 2005
99.2       Press Release, dated February 22, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Brown-Forman Corporation
(Registrant)
February 22, 2005	/s/ Nelea A. Absher
(date)	Nelea A. Absher
Vice President and Assistant Corporate Secretary

Exhibit Index

99.1	Press Release, dated February 22, 2005, issued by Brown-Forman Corporation, reporting results of operations for fiscal quarter ended January 31, 2005.

99.2	Press Release, dated February 22, 2005, issued by Brown-Forman Corporation, regarding its wholly-owned subsidiary Lenox, Incorporated.